Payment Date: 03/25/97

                    -----------------------------------------
                    COUNTRYWIDE ASSET BACKED SECURITIES, INC.
                    ASSET-BACKED CERTIFICATES, SERIES 1997-1
                    -----------------------------------------

Class Information                                          Current Payment Information

---------------------------------------------------------------------------------------------------------------------
                  Beginning       Pass Thru  Principal       Interest        Total      Interest   Ending Certificate
Class Code  Name  Cert. Bal.      Rate       Dist. Amt.     Dist. Amt.       Dist.     Shortfalls        Balance
---------------------------------------------------------------------------------------------------------------------
2343        A-1   183,000,000.00  5.575000%  1,523,095.20    736,829.17  2,259,924.37        0.00    181,476,904.80
2344        A-2    40,700,000.00  5.455000%    991,402.03    160,346.69  1,151,748.72        0.00     39,708,597.97
2345        A-3    35,000,000.00  6.675000%          0.00    194,687.50    194,687.50        0.00     35,000,000.00
2346        A-4    14,677,000.00  6.950000%          0.00     85,004.29     85,004.29        0.00     14,677,000.00
2348        A-5    15,623,000.00  7.225000%          0.00     94,063.48     94,063.48        0.00     15,623,000.00
---------------------------------------------------------------------------------------------------------------------
Totals       --   289,000,000.00             2,514,497.23  1,270,931.13  3,785,428.36        0.00    286,485,502.77
---------------------------------------------------------------------------------------------------------------------

                   Original Certificate Information
Class Information
                   -------------------------------------
-------------------   Original     Pass Thru     Cusip
  Type       Name    Cert. Bal.       Rate      Numbers
--------------------------------------------------------
Floater      A-1   183,000,000.00  5.575000%   126671AD8
Floater      A-2    40,700,000.00  5.455000%   126671AE6
Fixed        A-3    35,000,000.00  6.675000%   126671AF3
Fixed        A-4    14,677,000.00  6.950000%   126671AG1
Fixed        A-5    15,623,000.00  7.225000%   126671AH9
--------------------------------------------------------
Totals        --   289,000,000.00     --          --
--------------------------------------------------------

                            Factors per $1,000
Class Information
                   ---------------------------------------
-----------------   Principal    Interest        Ending
  Type       Name     Dist.        Dist.        Cert. Bal
-----------------  ---------------------------------------
Floater      A-1    8.32292462  4.02638889    991.67707538
Floater      A-2   24.35877217  3.93972222    975.64122783
Fixed        A-3    0.00000000  5.56250000   1000.00000000
Fixed        A-4    0.00000000  5.79166667   1000.00000000
Fixed        A-5    0.00000000  6.02083333  54.05882352941
-----------------  ---------------------------------------
Totals        --    8.70068246  4.39768558  991.2993175362
-----------------  ---------------------------------------

                                                          Payment Date: 03/25/97

                -------------------------------------------------
                       INDEPENDENT NATIONAL MORTGAGE CORP.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-A
                 RESIDENTIAL ASSET SECURITIZATION TRUST 1997 A-1
                -------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

          Group 1
          -------
Beginning Principal Balance                                       183,117,812.75
Scheduled Principal Payment                                             9,598.70
Prepayment Amount                                                     928,492.78
Ending Principal Balance                                          182,179,721.27

Subordinated Deficit Amount                                                 0.00
Subordinated Increase Amount                                          585,003.72
Required Subordinated Amount                                        4,211,709.69
Subordinated Amount                                                   702,816.47
Carry-Forward Amount                                                        0.00
Insured Payment                                                             0.00

          Group 2
          -------
Beginning Principal Balance                                       106,001,121.72
Scheduled Principal Payment                                            25,509.26
Prepayment Amount                                                     635,057.12
Ending Principal Balance                                          105,340,555.34

Subordinated Deficit Amount                                                 0.00
Subordinated Increase Amount                                          330,835.65
Required Subordinated Amount                                        5,512,058.33
Subordinated Amount                                                   331,957.37
Carry-Forward Amount                                                        0.00
Insured Payment                                                             0.00

--------------------------------------------------------------------------------
                                 FEES & ADVANCES
--------------------------------------------------------------------------------

Monthly master servicer fees paid
          Group 1                                                      76,265.93
          Group 2                                                           0.00

Advances included in this distribution
          Group 1                                                      13,911.33
          Group 2                                                       4,994.84

--------------------------------------------------------------------------------
                    CLASS A-1 BASIS RISK CARRY FORWARD AMOUNT
--------------------------------------------------------------------------------

Amount paid                                                                 0.00
Amount remaining                                                            0.00

--------------------------------------------------------------------------------
                       LIQUADATION AND LOSSES INFORMATION
--------------------------------------------------------------------------------

                                                              Group 1    Group 2
                                                              ------------------
Liquated Loan #                                                     0          0
  Stated Principal Balance                                       0.00       0.00
  Realized Losses                                                0.00       0.00
Liquated Loan #                                                     0          0
  Stated Principal Balance                                       0.00       0.00
  Realized Losses                                                0.00       0.00
Aggregate Stated Principal Balance of all Liquidated Loans       0.00       0.00

Total realized losses (this period)                              0.00
Cumulative losses (from Cut-Off)                                 0.00

--------------------------------------------------------------------------------
                         GROUP 1 DELINQUENCY INFORMATION
--------------------------------------------------------------------------------

       Period                    Loan Count                Ending Stated Balance
       ------                    ----------                ---------------------
      1 month                            13                         1,142,561.18
      2 months                            4                           330,206.19
     3+ months                            0                                 0.00
    Foreclosures                          0                                 0.00
       Totals                            17                         1,472,767.37

--------------------------------------------------------------------------------
                       GROUP 2 DELINQUENCY INFORMATION
--------------------------------------------------------------------------------

       Period                    Loan Count                Ending Stated Balance
       ------                    ----------                ---------------------
       1 month                            6                           280,362.32
       2 months                           6                           211,150.00
      3+ months                           0                                 0.00
    Foreclosures                          0                                 0.00
       Totals                            12                           491,512.32

--------------------------------------------------------------------------------
                              TOTAL REO INFORMATION
--------------------------------------------------------------------------------

                                                              Group 1    Group 2
                                                              ------------------
Total Number of REO Properties                                      0          0
Total Principal Balance of REO Properties                           0          0

--------------------------------------------------------------------------------
                               NEW REO INFORMATION
(Mortgage Loans that became REO Properties during the preceeding calendar month)
--------------------------------------------------------------------------------

                Loan Number          Loan Group         Stated Principal Balance
                -----------          ----------         ------------------------
                          0             Group 1                             0.00
                          0             Group 2                             0.00